Exhibit 10.2

AMENDMENT No. 1, dated as of February 5, 2013 (this “Amendment”), to the Credit Agreement dated as of January 30, 2012, among SUMMIT MATERIALS, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party thereto, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Collateral Agent, L/C Issuer and Swing Line Lender and the other parties thereto (as amended, restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower desires to amend the Credit Agreement on the terms set forth herein;

WHEREAS, Section 10.01 of the Credit Agreement provides that the relevant Loan Parties and the Required Lenders may amend the Credit Agreement and the other Loan Documents for certain purposes including to refinance existing term loans under the Credit Agreement;

WHEREAS, (i) each Amendment No. 1 Consenting Lender (as defined in Exhibit A) has agreed, on the terms and conditions set forth herein, to have its outstanding Original Term Loans (as defined in Exhibit A), if any, converted into a like principal amount of a Term B Loan (as defined in Exhibit A) effective as of the Amendment No. 1 Effective Date (as defined below) and (ii) if not all outstanding Term B Loans are converted as described in clause (i), the Additional Term B Lender (as defined in Exhibit A) has agreed to make an additional Term B Loan in a principal amount equal to the principal amount of Original Term B Loans not converted into Term B Loans on the Amendment No. 1 Effective Date, the proceeds of which shall be applied to repay in full such non-converted Original Term Loans;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment. The Credit Agreement is, effective as of the Amendment No. 1 Effective Date (as defined below), hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.

Section 2. Representations and Warranties, No Default. The Borrower hereby represents and warrants that as of the Amendment No. 1 Effective Date (as defined below), after giving effect to this Amendment, (i) no Default or Event of Default exists and is continuing and (ii) all representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof, as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date (provided that representations and warranties that are qualified by materiality are true and correct (after giving effect to any qualification thereof) in all respects on and as of the date hereof or as of the specifically referenced earlier date, as the case may be).

Section 3. Effectiveness. This Amendment shall become effective on the date (such date, the “Amendment No. 1 Effective Date”) that the following conditions have been satisfied:

(i) Consents. The Administrative Agent shall have received executed signature pages hereto from Lenders constituting the Required Lenders and each Loan Party;

(ii) Additional Term B Joinder Agreement. The Administrative Agent, the Borrower and the Additional Term B Lender (as defined in Exhibit A) shall have entered into the Additional Term B Joinder Agreement (as defined in Exhibit A);

(iii) Fees. The Administrative Agent shall have received all fees required to be paid, and all expenses required to be paid or reimbursed under Section 10.04(a) of the Credit Agreement for which invoices have been presented a reasonable period of time prior to the Amendment No. 1 Effective Date;

(iv) Legal Opinions. The Administrative Agent shall have received a favorable legal opinion of Simpson Thacher & Bartlett LLP, counsel to the Loan Parties, covering such matters as the Administrative Agent may reasonably request and otherwise reasonably satisfactory to the Administrative Agent;

(v) Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated the Amendment No. 1 Effective Date certifying that (a) all representations and warranties shall be true and correct in all material respects on and as of the Amendment No. 1 Effective Date (although any representations and warranties which expressly relate to a given date or period shall be required to be true and correct in all material respects as of the respective date or for the respective period, as the case may be), before and after giving effect to this Amendment, as though made on and as of such date and (b) no Default, shall have occurred and be continuing; and

(vi) Closing Certificates. The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation or organization, including all amendments thereto, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing (where relevant) of each Loan Party as of a recent date, from such Secretary of State or similar Governmental Authority (or a certification from each Loan Party that there have been no changes to the certificate or articles of incorporation or organization, including all amendments thereto, that were delivered to the Administrative Agent on the

Closing Date) and (ii) a certificate of a Responsible Officer of each Loan Party dated the Amendment No. 1 Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the Amendment No. 1 Effective Date (or a certification from each Loan Party that there have been no changes to the by-laws or operating (or limited liability company) agreement, including all amendments thereto, that were delivered to the Administrative Agent on the Closing Date), (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (C) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of such Loan Party and countersigned by another officer as to the incumbency and specimen signature of a Responsible Officer executing the certificate pursuant to clause (ii) above.

(vii) Real Estate Matters. The Administrative Agent shall have received a completed “Life-of-Loan” Federal Emergency Management Agency standard flood hazard determination with respect to each improved Mortgaged Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the applicable Loan Party relating thereto) and, with respect to any Mortgaged Property on which any “building” (as defined in the Flood Insurance Laws) is located in a special flood hazard area, evidence of flood insurance as and to the extent required under Section 6.07(c) of the Credit Agreement.

Section 4. Post-Closing Covenant. Within 60 days after the Amendment No. 1 Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), the Loan Parties will take any actions deemed reasonably advisable (including based on the advice of counsel (which may be counsel to a Loan Party)) by the Administrative Agent or Collateral Agent due to this Amendment to preserve or continue the perfection of liens and security interests granted prior to the date hereof securing the Obligations, including without limitation any amendments to real property mortgages, date-down or modification endorsements to the title policies insuring such mortgages (to the extent available in the applicable jurisdictions at commercially reasonable rates) and/or title searches, and opinions of counsel with respect thereto.

Section 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 6. Applicable Law.

(a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY OTHER DOCUMENT RELATED HERETO. EACH PARTY HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

Section 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Security Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 1 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby.

Section 9. WAIVER OF RIGHT TO TRIAL BY JURY.

THE PARTIES HERETO EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AMENDMENT IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE PARTIES HERETO EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AMENDMENT OR ANY PROVISION HEREOF.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

[FORM OF SIGNATURE PAGE]

By:
Name:
Title:

[FORM OF LENDER SIGNATURE PAGE; LENDER SIGNATURE PAGES ON FILE WITH

THE ADMINISTRATIVE AGENT]

The undersigned Lender hereby consents to this Amendment and to its Original Term Loans, if any, being converted to Term B Loans on the Amendment No. 1 Effective Date as set forth below:

Conversion of all Original Term Loans

☐	to convert 100% of the outstanding principal amount of the Original Term Loan held by such Lender into a Term B Loan in a like principal amount.

Existing principal amount of Original Term Loans held by the undersigned Lender immediately prior to the Amendment No. 1 Effective Date: $ .[1]

,
(Name of Institution)

By:
Name:
Title:

[If a second signature is necessary:

By:
Name:
Title:]

[1]	For informational purposes only.